                                                                    Exhibit 10.1


                           CONVERTIBLE PROMISSORY NOTE


$126,000                                                    New York, New York
                                                            January 31, 2005



     THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

     News Communication Inc., a Nevada corporation whose address is 2 Park Avenue, Suite 1405, New York, New York 10016 ("Borrower"), for value received, hereby promises to pay to the order of Rosalind Davidowitz ("RD"), whose address is 44 Wall Street, 2nd Floor, New York, New York 10005, the sum of One Hundred Twenty Six Thousand Dollars ($126,000), or such lesser amount as shall then equal the outstanding principal amount hereof, on July 20, 2006 (such date or any earlier date upon which the principal and interest is due upon acceleration pursuant to Section 3 hereof, hereinafter referred to as the "Due Date") and to pay interest from the date hereof on the unpaid principal amount at the rate set forth below, all on the terms and conditions set forth herein. Payment for all amounts due hereunder shall be made in lawful money of the United States of America by certified mail, return receipt requested, to the address of the Holder (as hereinafter defined) or by wire transfer to an account designated in writing by the Holder.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the term "Holder" shall mean RD or any subsequent holder of this Note.

     2. Interest. Interest shall accrue from the date hereof until all outstanding principal and interest on this Note shall have been paid in full at the rate of eight percent (8%) per annum on the unpaid principal balance hereof and shall be payable annually on the Due Date or the date of any payment of principal on the Note. In the event that the principal amount of this Note is not paid in full on the Due Date, interest at the maximum legally permitted interest rate shall continue to accrue on the balance of any unpaid principal and accrued interest until such balance is paid.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"):

          (i) Default in payment of principal or interest under this Note when due;


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                                                                    Exhibit 10.1


          (ii) A material default by the Borrower in any obligation, or breach by the Borrower of any representation, warranty, covenant or agreement, set forth herein or in any other document signed by the Borrower in connection with the issuance of this Note which is not cured or cannot be cured by the Borrower within ten (10) days after the Holder has given the Borrower written notice of such default;

          (iii) The institution by the Borrower of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Code, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official for all or any substantial part of its property, or the taking of any action by the Borrower in furtherance of any such action;

          (iv) If, within sixty (60) days after the commencement of an action against the Borrower seeking any bankruptcy, insolvency, reorganization, liquidation or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Borrower or all orders or proceedings thereunder affecting the property of the Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Borrower of any trustee or receiver for all or any substantial part of its property, such appointment shall not have been vacated;

          (v) Any default of the Borrower under any indebtedness or other obligations which aggregate at least $25,000 if such default is not cured by the Borrower before the earlier of (1) ten (10) days after the Holder has given the Borrower written notice of such default or (2) the obligee of such indebtedness or other obligation has made demand or notified the Borrower of any acceleration and in either case, any cure period has lapsed; or

          (vi) The rendering of one or more judgments or orders against the Borrower for the payment of money exceeding any applicable insurance coverage by more than $25,000 in the aggregate, and either (1) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (2) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

     then, with the exception of an Event of Default specified in clauses (iii) or (iv) above, the Holder of this Note may, by notice to the Borrower, declare the principal of this Note, all interest thereon and all other amounts payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, whereupon the principal amount of this Note, all such interest and all such amounts shall become and be immediately due and payable, and exercise any and all of its other rights under applicable law hereunder.

     Upon the occurrence of an Event of Default specified in clauses (iii) or
(iv) above, the principal amount of this Note, all interest thereon and all other amounts payable hereunder shall thereupon and concurrently therewith become due and payable, all without any action by the Holder of this Note, and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything in this Note to the contrary notwithstanding.


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                                                                    Exhibit 10.1


     4. Prepayment. The Borrower may prepay in whole the principal sum, plus accrued interest on the amount so prepaid to date of payment, of this Note, without penalty or premium; provided, however, that the Borrower shall have given the Holder at least thirty business days' prior written notice of its intent to prepay this Note and the Holder does not elect to convert this Note in accordance with paragraph 5 hereof during such thirty business day period.

     5. Conversion; Security. The principal amount of this Note and accrued but unpaid interest thereon is convertible, at any time, at the option of the Holder into shares of Common Stock of the Borrower. The number of shares of Common Stock which the Holder shall be entitled to receive shall equal the quotient obtained by dividing (i) the principal amount of this Note and accrued but unpaid interest thereon by (ii) $0.70 (the "Conversion Price"), subject to adjustment as provided below.

     6. Conversion Price Adjustments.

          a. Adjustments for Stock Splits and Subdivisions. In the event Borrower shall at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if not record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

          b. Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

          c. Other Antidilution Adjustments. If at any time after the date hereof the Borrower issues Common Stock or securities convertible or exercisable into Common Stock at a price per share less than the then current Conversion Price at the time of such issuance (the "Lower Price"), then the Conversion Price shall be decreased to such Lower Price.

          d. Reorganization, Merger, etc. In case of any (i) merger or consolidation of the Borrower into or with another corporation where the Borrower is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Borrower, or (iii) sale by the Borrower's shareholders of 50% or more of the Borrower's outstanding securities in one or more related transactions, the Borrower, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a convertible promissory note (in exchange for this Note) so that the Holder shall have the right to receive, upon the conversion of such new note, and in lieu of the shares of the Common Stock then issuable upon conversion of this Note, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the


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                                                                    Exhibit 10.1


holder of the number of shares of Common Stock then issuable upon conversion of this Note. Such new convertible promissory note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this subparagraph (d) shall similarly apply to successive reorganizations, mergers and sales.

          e. No Impairment. The Borrower shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Note by the Borrower, and shall at all times in good faith assist in carrying out of all the provisions of this Section 6 and taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 6 against impairment.

     7. Representations and Covenants. The Borrower represents, warrants and covenants to the Holder that: (i) this Note is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (ii) the execution and delivery by the Borrower of this Note and the performance by the Borrower of the transactions contemplated hereby have been authorized by all necessary corporate action and do not and will not conflict with, or result in a breach of, or constitute a default under any agreement to which the Borrower if a party or to which the Borrower may be bound or affected;
(iii) the shares of Common Stock to be issued upon conversion of this Note will be, upon such issuance, duly and validly authorized and issued, fully paid and non-assessable and will be valid and binding obligations of the Borrower and not subject to any preemptive right or any lien, encumbrance, mortgage, charge or security interest of any kind or nature and (iv) the Borrower will at all times that this Note is outstanding reserve a sufficient number of shares of its Common Stock for the conversion of this Note.

     8. Waiver of Presentation, Demand, Etc. All parties now or hereafter liable with respect to this Note, whether the Borrower, guarantor, endorser or any other person hereby expressly waive presentment, demand of payment, protest, notice for demand of payment, protest and notice of non-payment, or any other notice of any kind with respect thereto. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder shall preclude or estop another or further exercise or any other right or remedy.

     9. Set-Offs, Counterclaims. Borrower hereby agrees not to raise or interpose any set-off or counterclaim of any kind or nature whatsoever which it may have against the Holder in any action brought upon this Note and Borrower acknowledges that it has no defense of any kind or nature to the enforcement of this Note or to the binding nature of the obligations represented hereby.

     10. Amendments and Assignment. No amendment, modification, alteration or change of any of the provisions of this Note shall be effective unless in writing signed by the Borrower and the Holder and only to the extent therein set forth. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned by operation of law or otherwise, in whole or in part, by the Borrower without the prior written consent of the Holder.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York excluding the body of law relating to conflict laws.


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


                                                                    Exhibit 10.1


     12. Time of the Essence. Time is of the essence of this Note and in case this Note is collected by law or through an attorney at law or under advice therefrom, the Borrower agrees to pay all costs of collection including reasonable attorneys' fees. The Holder shall be under no duty to exercise any or all of the rights and remedies given by this Note or the Guaranty and no party to this instrument shall be discharged from the obligations or undertakings hereunder (a) should the Holder release or agree not to sue any person against whom the party has, to the knowledge of Holder, a right to recourse, or (b) should the Holder agree to suspend the right to enforce this Note or Holder's interest in any collateral pledged to secure this Note against such person or otherwise discharge such person.

     13. Consent to Jurisdiction and Service and Waiver of Jury Trial. Each party hereby consents to the jurisdiction of the federal and state courts located in New York, New York in connection with any lawsuit or other proceeding arising out of or relating to this Note. The Borrower hereby consents to service of any notice, process, motion or other document in connection with any lawsuit or other proceeding arising out of or relating to this Note, by registered mail, return receipt requested, to the address set forth below or such other address as the Borrower shall provide Holder in writing and the Borrower hereby waives any right to trial by jury in any such lawsuit or proceeding.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be issued this 31st day of January, 2005.

                                            NEWS COMMUNICATIONS, INC.


                                            By: /s/ James A. Finkelstein
                                                ------------------------
                                            Name:  James A. Finkelstein
                                            Title: President and CEO